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                                                                      Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Air Products and Chemicals, Inc. (the "Company") on Form 10-Q for the period ending 31 December 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John P. Jones III, Chief Executive Officer of the Company, and John R. Owings, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 12 February 2004                   /s/ John P. Jones III
                              --------------------------------------------
                                            John P. Jones III
                                         Chief Executive Officer

                                            /s/ John R. Owings
                              --------------------------------------------
                                              John R. Owings
                                         Chief Financial Officer